UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2019
  _______________________________
Hi-Crush Inc.
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd, Suite 600
Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
  _______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers

Amended and Restated Employment Agreements

On September 19, 2019, Hi-Crush Inc. and its subsidiary, Hi-Crush Services LLC (the "Company"), entered into an amended and restated employment agreement with each of Robert E. Rasmus, the Company’s Chief Executive Officer, Laura C. Fulton, the Company’s Chief Financial Officer, and Mark C. Skolos, the Company’s General Counsel and Secretary (collectively, the "Amended and Restated Employment Agreements"). The initial term of each Amended and Restated Employment Agreement is one year from the applicable effective date, with automatic extensions for additional one-year periods unless either party provides at least 30 days’ advance written notice of non-renewal.

Pursuant to the Amended and Restated Employment Agreements, Mr. Rasmus will receive an annualized base salary of $600,000, Ms. Fulton will receive an annualized base salary of $365,000, and Mr. Skolos will receive an annualized base salary of $335,000. The Amended and Restated Employment Agreements also provide for each executive’s eligibility to receive discretionary bonus compensation for each calendar year that such executive is employed by the Company (as applicable, the "Annual Bonus") and each executive’s eligibility to receive discretionary equity awards under the Hi-Crush Inc. Long Term Incentive Plan (the "LTIP").

The Amended and Restated Employment Agreements provide that employment may be terminated by the Company with or without "Cause," by the executive for or without "Good Reason," due to the executive’s "Disability" or death, or due to expiration of the term of the Amended and Restated Employment Agreement (each quoted term as defined in the Amended and Restated Employment Agreements).

Upon termination of employment for any reason, each Amended and Restated Employment Agreement provides that the Company shall pay the executive all unpaid base salary, all accrued, unused vacation time, if any, in accordance with the Company’s vacation policies as in effect from time to time, and any unreimbursed business expenses incurred prior to the date on which his or her employment terminates (as applicable, the "Termination Date").

Upon termination of employment by the Company without Cause, or by an executive for Good Reason, in each case prior to the expiration of the then-existing initial term or renewal term under the Amended and Restated Employment Agreement, then, so long as the executive executes a release of claims in favor of the Company and its affiliates and abides by the confidentiality, non-solicitation, non-competition and intellectual property terms of his or her Amended and Restated Employment Agreement, such executive shall receive (A) severance payments in a total amount equal to (i) 12 months of his or her base salary as of the Termination Date or (ii) if the Termination Date is within 24 months following a "Change in Control" (as defined in the LTIP) (such period, a "CIC Protection Period"), 18 months of his or her base salary as of the Termination Date plus one and one half times his or her target Annual Bonus for the calendar year in which the Termination Date occurs (except, in the case of Mr. Rasmus, 24 months of his base salary as of the Termination Date plus two times his target Annual Bonus for the calendar year in which the Termination Date occurs), (B) reimbursement for the difference between the amount he or she pays to effect and continue COBRA coverage (including coverage for his or her spouse and eligible dependents) and the executive contribution amount that similarly situated executives of the Company pay for the same or similar coverage under such group health plans, during the portion, if any, of the 12-month (or, if the Termination Date is during a CIC Protection Period, 18-month) period following the Termination Date that the executive elects to continue coverage, (C) a pro-rata portion of the Annual Bonus for the calendar year in which the Termination Date occurs, (D) on the date that is 60 days following the Termination Date, all of the executive’s outstanding time-based equity awards granted pursuant to the LTIP will become fully vested as of the Termination Date, (E) on the date that is 60 days following the Termination Date, a pro-rata portion of the executive’s outstanding performance-based equity awards granted pursuant to the LTIP will become earned based on actual performance through the Termination Date; provided that if the Termination Date is within a CIC Protection Period, all of the executive’s then outstanding performance-based equity awards granted pursuant to the LTIP will be deemed to be earned at target levels of performance, and (F) payment of the Annual Bonus applicable to any prior completed calendar year to the extent the Annual Bonus has not been paid as of the Termination Date with respect to such calendar year.

If the executive’s employment is terminated due to his or her Disability or death, then all of the executive’s outstanding time-based equity awards granted pursuant to the LTIP will become fully vested on the Termination Date and a pro-rata portion of his or her outstanding performance-based equity awards granted pursuant to the LTIP will become earned based on actual performance through the Termination Date.

In addition, under the Amended and Restated Employment Agreements, each executive will be subject to restrictions on competition and solicitation during his or her employment and for a period of one year thereafter. The Amended and Restated Employment Agreements also contain standard confidentiality covenants.

The foregoing description of the Amended and Restated Employment Agreements is qualified in its entirety by reference to the full and complete text of each Amended and Restated Employment Agreement, which are attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Amended and Restated Employment Agreement, dated September 19, 2019, by and between Hi-Crush Services LLC, Hi-Crush Inc. and Robert E. Rasmus.
10.2	Amended and Restated Employment Agreement, dated September 19, 2019, by and between Hi-Crush Services LLC, Hi-Crush Inc. and Laura C. Fulton.
10.3	Amended and Restated Employment Agreement, dated September 19, 2019, by and between Hi-Crush Services LLC, Hi-Crush Inc. and Mark C. Skolos.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date:	September 20, 2019	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer